FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2020

HC2 HOLDINGS, INC.

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 30th Floor

New York, NY 10022

(Address of principal executive offices)

(212) 235-2690

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HCHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 10, 2020, the Board of Directors of HC2 Holdings, Inc. (the “Company”) appointed Wayne Barr, Jr. as interim Chief Executive Officer, and Philip A. Falcone ceased serving as the Chief Executive Officer.

On June 10, 2020, in accordance with his employment agreement (which has been previously disclosed), the Company provided Mr. Falcone with 30 days advance notice of the termination of his employment without cause under the employment agreement. Accordingly, the termination date of his employment pursuant to the employment agreement shall be July 10, 2020. In addition, the Company requested that, in accordance with his employment agreement, Mr. Falcone resign immediately from the Board of Directors of the Company and any committees thereof and from the board of directors and any committees thereof of any affiliate of the Company. In accordance with his employment agreement and the Company’s severance guidelines, Mr. Falcone is eligible to receive 12 months of his base salary as severance; provided he signs and abides by the terms of a separation and release agreement.

Mr. Barr has served as a director of the Company since January 2014, as well as serving as a director of certain of the Company’s subsidiaries. Additional information regarding Mr. Barr and his business experience and positions with the Company can be found in the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on May 27, 2020.

On June 11, 2020, the Company issued a press release announcing the executive management change. A copy of the press release is attached hereto as Exhibit 99.1.

Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in a filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Item No.	Description
99.1	Press Release dated June 11, 2020, titled "HC2 Holdings Appoints Wayne Barr, Jr. as Interim Chief Executive Officer"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2020
HC2 Holdings, Inc. (Registrant)

	By:	/s/ Michael J. Sena
Name: Michael J. Sena
Title: Chief Financial Officer